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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): JULY 28, 1999
                                                           -------------


                             THE TIMBERLAND COMPANY
               (Exact name of Registrant as Specified in Charter)


          DELAWARE                      1-09548                  02-0312554
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(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
of Incorporation)                  Number)                   Identification No.)


                      200 Domain Drive, Stratham, NH          03885
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               (Address of Principal Executive Offices)     (Zip Code)


                                 (603) 772-9500
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               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS.
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     On July 28, 1999, The Timberland Company (the "Company") announced that its
Board of Directors approved a 2-for-1 stock split of its Class A and Class B Common Stock. The additional shares will be distributed September 15, 1999, to the shareholders of record on August 31, 1999.

     The Company also announced that, in connection with the stock split, its Board of Directors authorized an increase in the number of shares of Class A Common Stock that the Company is authorized to repurchase under the stock repurchase plan announced on July 15, 1999 from one million to two million.

     A copy of the Company's press release dated July 28, 1999 is attached hereto as Exhibit 99 and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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       (c)    EXHIBITS

              Exhibit 99 Press release of The Timberland Company dated July 28, 1999.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE TIMBERLAND COMPANY


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
Date: 7/30/99                           By: /s/ Geoffrey J. Hibner
                                           ------------------------------------------
                                        Name:  Geoffrey J. Hibner
                                        Title: Vice President-Finance and
                                                 Administration and Chief Financial Officer

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                                 EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION
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     99             Press Release of The Timberland Company dated July 28, 1999.


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